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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

             [X] CURRENT PERIOD PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 15, 1996.


Commission File No. 0-25020

                             HERITAGE OAKS BANCORP
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               (Exact name of registrant as specified in charter)

                              STATE OF CALIFORNIA
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         (State or other jurisdiction of incorporation or organization)

                                   77-0388249
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                     (I.R.S. Employer Identification Code)

                    545 12TH STREET, PASO ROBLES, CA  93446
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                         (Address of principal office)

                                 (805) 239-5200
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              (Registrant's telephone number, including area code)
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ITEM 5: OTHER EVENT

THE CORPORATION'S SUBSIDIARY HERITAGE OAKS BANK ("THE BANK") ENTERED INTO A DEFINITIVE AGREEMENT TO PURCHASE THE CAMBRIA BRANCH OF WELLS FARGO BANK. THE BANK MADE AN INITIAL OFFER IN SEPTEMBER 1996 AND FINALIZED THE PRICE ON OCTOBER 15, 1996. THE BANK WILL PAY WELLS FARGO BANK A PREMIUM OF 3% OF THE AVERAGE DAILY BALANCE OF DEPOSITS OUTSTANDING DURING THE MONTH BEFORE THE CLOSING DATE. THE DEPOSITS AT THE BRANCH BEING ACQUIRED ARE APPROXIMATELY $7,436,000. AFTER COMPLETION OF THE PURCHASE THE TOTAL DEPOSITS FOR THE BANK ARE ANTICIPATED TO BE $77,000,000. THE PURCHASE IS SUBJECT TO REGULATORY APPROVAL. THE BANK DOESN'T ANTICIPATE ANY DIFFICULTIES IN OBTAINING THE NECESSARY REGULATORY APPROVALS. THE PURCHASE IS EXPECTED TO CLOSE DURING THE FIRST QUARTER OF 1997.

ITEM 7: FINANCIAL STATEMENTS & EXHIBITS

THE PURCHASE AND ASSUMPTION AGREEMENT.
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SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


HERITAGE OAKS BANCORP

DATE:    DECEMBER 2, 1996


                                    /s/ LAWRENCE P. WARD
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                                    LAWRENCE P. WARD
                                    PRESIDENT
                                    CHIEF EXECUTIVE OFFICER


                                    /s/ ROBERT E. BLOCH
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                                    ROBERT E. BLOCH
                                    CHIEF FINANCIAL OFFICER
                                    EXECUTIVE VICE PRESIDENT